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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                 FORM 8-K

                              CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported):  March 18, 1996

                      Commission File Number: 0-18309

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                      MARINE DRILLING COMPANIES, INC.
           (Exact name of registrant as specified in its charter)

                   TEXAS                             74-2558926
     (State or other jurisdiction of              (I.R.S. Employer
      incorporation or organization)           Identification Number)

     ONE SUGAR CREEK CENTER BLVD. --
      SUITE 600, SUGAR LAND, TEXAS                   77478-3556
 (Address of principal executive offices)             (Zip Code)

    Registrant's telephone number, including area code: (713) 243-3000


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                   (Former name if changed since last report)


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                   (Former address if changed since last report)


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ITEM 5.      OTHER EVENTS

             A. On March 18, 1996, the Company accounced the retirement of William O. Keyes from its board of directors and as President, Chief Executive Officer and Chairman of the Board effective May 9, 1996.

             B. The Company also announced the appointment of William H. Flores as Chief Operating Officer effective March 18, 1996 and the expected election of Robert L. Barbanell as non-executive Chairman of the Board effective May 9, 1996.

ITEM 7(c).  EXHIBITS

            Exhibit
            Number      Description
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            99.10       Press release dated March 18, 1996



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                                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MARINE DRILLING COMPANIES, INC.
                                     (Registrant)



Date: March 18, 1996                 By: /s/    William H. Flores
                                         -----------------------------
                                         William H. Flores
                                         Senior Vice President -
                                         Chief Operating Officer,
                                         Chief Financial Officer and Director
                                         (Principal Financial Officer)


                                    -3-

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                               INDEX TO EXHIBITS

 Exhibit
 Number                        Exhibits
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 99.10         Press release dated March 18, 1996